1166 P1 12/20

SUPPLEMENT DATED DECEMBER 4, 2020

TO THE PROSPECTUS DATED JULY 1, 2020 OF

Franklin connecticut tax-free Income FUND

(a series of Franklin Tax-Free Trust)

The Prospectus is amended as follows:

  The Board of Trustees of Franklin Tax-Free Trust recently approved, subject to shareholder approval, a change in the classification of the Franklin Connecticut Tax-Free Income Fund (Fund) under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund.  It is anticipated that in March 2021 shareholders of the Fund will receive a proxy statement requesting their votes on such proposal. If such proposal is approved by the Fund’s shareholders, it is expected that such change will be effective in mid-2021.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.

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